UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2014

ALLERGAN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10269	95-1622442
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Dupont Drive

Irvine, California 92612

(Address of Principal Executive Offices, including Zip code)

(714) 246-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 17, 2015, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated November 16, 2014 among Allergan, Inc. (the “Company”), Actavis plc (“Actavis”) and Avocado Acquisition Inc. (“Merger Sub”), Merger Sub merged with and into the Company, with the Company being the surviving entity (the “Surviving Corporation”) (the “Merger”). As a result of the Merger, the Company became a wholly owned indirect subsidiary of Actavis.

As previously disclosed, under the Merger Agreement, each holder of a share of Company common stock, par value $0.01 per share, issued and outstanding immediately prior to the Merger (other than dissenting shares (if any) and Company common stock owned by the Company, Actavis, Merger Sub or any of their respective subsidiaries) had the right to receive a combination of (1) 0.3683 of a validly issued, fully paid and nonassessable Actavis ordinary share (the “Stock Consideration Portion”) and (2) $129.22 in cash, without interest (the “Cash Consideration Portion”, and together with the Stock Consideration Portion, the “Merger Consideration”). The aggregate Merger Consideration consisted of approximately 111 million Actavis ordinary shares and $39 billion in cash.

The foregoing description of the Merger Agreement and the Merger is not complete and is qualified in its entirety by reference to the Merger Agreement, which was included as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on November 18, 2014, which is incorporated by reference herein.

The Merger Agreement contains representations and warranties by the Company and Actavis with respect to matters as of specified dates. The representations and warranties: reflect negotiations between the parties to the Merger Agreement and are not intended as statements of fact to be relied upon by the Company’s or Actavis’ stockholders; in certain cases, merely represent risk-allocation decisions among the parties; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by stockholders. As such, the representations and warranties are solely for the benefit of the parties to the Merger Agreement and may be limited or modified by a variety of factors, including: subsequent events, information included in public filings, disclosures made during negotiations, correspondence between the parties and disclosure schedules to the Merger Agreement. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Actavis’ public disclosures.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 17, 2015, in connection with the Merger, the Company notified the New York Stock Exchange (the “NYSE”) that the Merger had been completed, and requested that trading of

Company common stock on the NYSE be suspended before the opening of trading on March 17, 2015. In addition, the Company requested that the NYSE file with the SEC a notification of removal from listing on Form 25 to delist Company common stock from the NYSE and deregister Company common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). On March 17, 2015, in accordance with the Company’s request, the NYSE filed the Form 25 with the SEC. The Company intends to file a certification and notice of termination on Form 15 requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be terminated. The information set forth in Item 2.01 is incorporated by reference into this Item 3.01.

Item 3.03. Material Modification to Rights of Security Holders.

In connection with the Merger, on March 17, 2015 each share of Company common stock (other than Company common stock owned by the Company, Actavis, Merger Sub or any of their respective subsidiaries) was cancelled and automatically converted into the right to receive the Merger Consideration.

As of the effective time of the Merger (the “Effective Time”):

(1)	except as described in paragraph (4) below, each option to purchase Company common stock (a “Company Stock Option”) that was outstanding and unexercised immediately prior to the Effective Time, whether or not then vested or exercisable was assumed by Actavis and converted into a stock option to acquire a number of ordinary shares of Actavis, on the same terms and conditions as were applicable to such Company Stock Option immediately prior to the Effective Time, determined by multiplying the number of shares of Company common stock subject to such Company Stock Option immediately prior to the Effective Time by the “Stock Award Exchange Ratio”, which equals the sum of the Stock Consideration Portion plus a fraction resulting from dividing the Cash Consideration Portion by the volume weighted average price of a share of Actavis stock over a 10 trading day period calculated prior to the Effective Time, rounded down to the nearest whole share, at a per share exercise price determined by dividing the per share exercise price of the Company Stock Option immediately prior to the Effective Time by the Stock Award Exchange Ratio, rounded up to the nearest whole cent;

(2)

except as described in paragraph (5) below, each outstanding restricted stock unit and any associated rights to the issuance of additional Company common stock upon the achievement of Company performance goals (the “Company RSUs”) that was not then vested was assumed by Actavis and converted into a restricted stock unit award for Actavis stock (the “Actavis RSUs”), on the same terms and conditions as were applicable to such Company RSUs immediately prior to the Effective Time, provided that in the case of any Company RSUs that were subject to performance vesting (“Company Performance RSUs”), the applicable Actavis RSUs corresponding to such Company Performance RSUs earned at the Effective Time were based on target performance (other than the 2012 Company Performance RSUs, which were earned at the Effective Time based on actual achievement of the performance goals through the Effective Time) and shall otherwise vest on the last day of the original applicable performance period for such

Company Performance RSUs, subject to continued employment through the last day of the original applicable performance period, and such Company Performance RSUs may be subject to accelerated vesting upon certain terminations of employment as prescribed by the terms in effect for such Company Performance RSUs immediately prior to the Effective Time. Actavis may adjust any dividend equivalent rights under any Company equity plan, in any award agreement or in any Company RSUs, to reflect the changes or adjustments contemplated to the corresponding Company RSUs by reason of the Merger. The number of shares of Actavis stock underlying each such Actavis RSU as so assumed and converted (which shall be rounded (x) up to the nearest whole share if half a share or more or (y) down to the nearest whole share if less than half a share) shall be equal to the product of (i) the applicable number of shares of Company common stock subject to such award, multiplied by (ii) the Stock Award Exchange Ratio;

(3)	except as described in paragraph (5) below, each outstanding share of restricted stock (the “Company Restricted Shares”) that was not then vested was assumed by Actavis and converted into shares of restricted stock of Actavis (the “Actavis Restricted Shares”), on the same terms and conditions as were applicable to such Company Restricted Shares immediately prior to the Effective Time, and the number of shares of Actavis stock underlying each such Actavis Restricted Share as so assumed and converted (which shall be rounded (x) up to the nearest whole share if half a share or more or (y) down to the nearest whole share if less than half a share) shall be equal to the product of (i) the applicable number of shares of Company common stock subject to such award, multiplied by (ii) the Stock Award Exchange Ratio;

(4)	the vesting and exercisability of each outstanding Company Stock Option held as of the Effective Time by a non-employee director or consultant of the Company or any employee or other service provider of the Company who is not a Continuing Employee or Continuing Service Provider (as such terms are defined in the Merger Agreement) accelerated in full, and such Company Stock Options were cancelled at the Effective Time and converted into the right to receive an amount in cash, rounding such amount (x) up to the nearest whole cent if half a cent or more or (y) down to the nearest whole cent if less than half a cent, equal to the product obtained by multiplying (i) the aggregate number of shares of Company common stock subject to such Company Stock Option immediately prior to the Effective Time and (ii) the excess, if any, of (A) the Stock Consideration Portion times the volume weighted average price of a share of Actavis stock over a 10 trading day period calculated prior to the Effective Time plus the Cash Consideration Portion less (B) the exercise price per share of such Company Stock Option; and

(5)	the vesting of each Company Restricted Share and Company RSU held as of the Effective Time by a non-employee director or consultant of the Company or any employee or other service provider of the Company who is not a Continuing Employee or Continuing Service Provider was fully accelerated at the Effective Time (and all restrictions thereupon lapsed) and the holder of such outstanding Company Restricted Share and Company RSU was entitled to receive the Merger Consideration in the Merger as provided for in the Merger Agreement.

The information set forth in Items 2.01 and 3.01 is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant.

As a result of the Merger, a change of control of the Company occurred and the Company became a wholly owned indirect subsidiary of Actavis. The information set forth in Items 2.01 and 3.01 is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Appointment of Directors and Officers

In accordance with the terms of the Merger Agreement, at the Effective Time, each member of the Company’s board of directors immediately prior to the Effective Time ceased to be a director of the Company. The members of the Company’s board of directors immediately prior to the Effective Time were David E.I. Pyott, Deborah Dunsire, M.D., Michael R. Gallagher, Trevor M. Jones, Ph.D., Louis J. Lavigne, Jr., Peter J. McDonnell, M.D., Timothy D. Proctor, Russell T. Ray and Henri A. Termeer.

In accordance with the terms of the Merger Agreement, the directors of Merger Sub at the Effective Time became the directors of the Surviving Corporation until their successors are duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of the Surviving Corporation. At the Effective Time, A. Robert D. Bailey and Maria Tessa Hilado became the directors of the Company.

Effective as of the Effective Time, the following officers ceased to serve as officers of the Company: David E.I. Pyott, James M. Hindman, Douglas S. Ingram, Scott M. Whitcup, M.D., Julian S. Gangolli, and James F. Barlow.

In addition, the following officers of Merger Sub at the Effective Time became the officers of the Surviving Corporation until their successors shall have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of the Surviving Corporation: A. Robert D. Bailey, Maria Teresa Hilado, Jonathon Kellerman, Karen Ling, Charles M. Mayr, William Meury, Robert A. Stewart, Sigurd C. Kirk, David Nicholson, Chetna Thanawala, Stephen M. Kaufhold, Sheldon Hirt, Kira Schwartz, Karah Parschauer, and Lilias Lee.

Immediately after the Effective Time, Messrs. Gallagher and McDonnell were appointed to the board of directors of Actavis pursuant to the terms of the Merger Agreement, which provides that Actavis will take such actions as are necessary to cause two individuals who were members of the Company’s board of directors immediately prior to the Effective Time to become members of Actavis’ board of directors immediately after the Effective Time.

Amendment to Change in Control Policy

On March 13, 2015, the Company’s board of directors approved an amendment to the Company’s Change in Control Policy (the “CIC Amendment”). The CIC Amendment provides for an additional payment (the “Gross-Up Payment”) to James Hindman in the event payments made to him in connection with the Merger (the “Payments”) become subject to an excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended, in an amount such that, after payment by Mr. Hindman of all taxes (and any interest or penalties imposed with respect to such taxes), including any excise tax imposed upon the Gross-Up Payment, Mr. Hindman retains an amount of the Gross-Up Payment equal to the excise tax imposed upon the Payments.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, the Company’s existing certificate of incorporation and bylaws were amended and restated in their entirety in accordance with the terms of the Merger Agreement.

The amended and restated certificate of incorporation and amended and restated bylaws of the Company are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 16, 2014, by and among Actavis plc, Avocado Acquisition Inc., and Allergan, Inc. (incorporated by reference to Exhibit 2.1 of Allergan, Inc.’s Current Report on Form 8-K filed on November 18, 2014)*

3.1	Amended and Restated Certificate of Incorporation of Allergan, Inc.

3.2	Amended and Restated Bylaws of Allergan, Inc.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to supplementally furnish copies of any of the omitted schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLERGAN, INC.

Date: March 17, 2015

/s/ A. Robert D. Bailey
A. Robert D. Bailey
President and Chairman of the Board

EXHIBIT INDEX

Exhibit	Description

2.1	Agreement and Plan of Merger, dated as of November 16, 2014, by and among Actavis plc, Avocado Acquisition Inc., and Allergan, Inc. (incorporated by reference to Exhibit 2.1 of Allergan, Inc.’s Current Report on Form 8-K filed on November 18, 2014)*

3.1	Amended and Restated Certificate of Incorporation of Allergan, Inc.

3.2	Amended and Restated Bylaws of Allergan, Inc.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to supplementally furnish copies of any of the omitted schedules upon request by the SEC.